SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2018

Cigna Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1‑08323 (Commission File Number)	06‑1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226‑6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

As previously announced, on March 8, 2018, Cigna Corporation ("Cigna" or the "Company") entered into an Agreement and Plan of Merger (as amended, the "Merger Agreement") with Express Scripts Holding Company, a Delaware corporation ("Express Scripts"), Halfmoon Parent, Inc., a Delaware corporation and a direct wholly owned subsidiary of Cigna ("Holdco"), Halfmoon I., Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco, and Halfmoon II, Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco, pursuant to which, subject to the conditions of the Merger Agreement, Holdco will acquire Express Scripts in a cash and stock transaction.

The Merger Agreement provides that either Cigna or Express Scripts may terminate the Merger Agreement if the effective time of the mergers thereunder has not occurred on or before December 8, 2018 (the "Termination Date"), subject to the right of either Cigna or Express Scripts to extend the Termination Date in certain circumstances.  On November 21, 2018, Cigna and Express Scripts exchanged mutual notices to extend the Termination Date in accordance with the Merger Agreement, which, subject to the terms thereof, will be effective for all purposes from and after December 8, 2018.

The foregoing description of the extension notice does not purport to be complete and is qualified in its entirety by reference to the letter agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference as though fully set forth herein.

Item 7.01  Regulation FD Disclosure.

Cigna and Express Scripts continue to anticipate that the transactions contemplated by the Merger Agreement will close in 2018, subject to the satisfaction of all closing conditions.

As previously disclosed, certain state insurance regulators have the authority to approve a "change of control" of an insurer.  Cigna has filed "Form A" statements (or equivalent change of control applications) and/or requests for exemptions from the Form A application requirements in each jurisdiction where required by applicable law ("states").  Currently, Cigna has received approvals in all but three states: California, New York and New Jersey.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

Information included in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the "SEC") and other public statements, contains or may contain forward-looking statements.  These forward-looking statements include, among other things, statements of plans, objectives, expectations or intentions, including statements concerning the ability to consummate the proposed merger, on the anticipated timeline or at all, and other statements regarding the parties' future beliefs, expectations, plans or intentions.  You may identify forward-looking statements by the use of words such as "believe," "expect," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.  Forward-looking statements, including as they relate to Cigna or Express Scripts, the proposed transaction, or the timing of closing, involve risks and uncertainties, both known and unknown.  Actual results may differ significantly from those projected or suggested in any forward-looking statements.  Cigna and Express Scripts do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.  Any number of factors could cause actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the ability to obtain the required approvals to satisfy the conditions to closing of the combination, on the anticipated timeline or at all; the possibility that the anticipated benefits from the merger (including anticipated synergies) cannot be realized in full, or at all or may take longer to realize than expected; problems regarding the successful integration of the businesses of Cigna and Express Scripts; unexpected costs regarding the proposed merger; diversion of management's attention from ongoing business operations and opportunities; potential litigation associated with the proposed merger; the ability to retain key personnel; the availability of financing; effects on the businesses as a result of uncertainty surrounding the proposed merger; the ability of the combined company to achieve financial, strategic and operational plans and initiatives; the ability of the combined company to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; the impact of modifications to the combined company's operations and processes; the ability of the combined company to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions; the substantial level of government regulation over the combined company's business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation relating to the businesses of Cigna and Express Scripts, regulatory audits, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of the combined company's information technology and other business systems; unfavorable industry, economic or political conditions, including foreign currency movements; acts of war, terrorism, natural disasters or pandemics; and the industry may be subject to future risks that are described in SEC reports filed by Cigna and Express Scripts.

You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Cigna and Express Scripts described in their respective filings with the SEC, when reviewing any forward-looking statement.  These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995.  Investors should understand it is impossible to predict or identify all such factors or risks.  As such, you should not consider the foregoing list, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties, and should not place undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.                 Description of Exhibit

2.1	Letter Agreement, dated as of November 21, 2018, by and among Cigna Corporation, Express Scripts Holding Company, Halfmoon Parent, Inc., Halfmoon I, Inc. and Halfmoon II, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation

Date: November 21, 2018	By:	/s/ Eric P. Palmer
Eric P. Palmer
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)